Exhibit 31.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Marec E. Edgar, President and Chief Executive Officer (Principal Executive Officer), do hereby certify that:
(1)I have reviewed this Amendment to the annual report on Form 10-K/A of A.M. Castle and Co.; and
(2)Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Marec E. Edgar
Marec E. Edgar
President and Chief Executive Officer
March 19, 2020